UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 28, 2018
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.    Other Events.

On June 25, 2018, Boyd Gaming Corporation (the "Company") issued $700.0 million aggregate principal amount of 6.000% senior notes due 2026 (the "6.000% Notes"). The indenture governing the 6.000% Notes, which describe the terms of such notes (the "Indenture"), was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 25, 2018.

The 6.000% Notes are fully and unconditionally guaranteed by the Company's current and future Significant Subsidiaries (as defined in the Indenture)(the "Guarantors"). In connection with the issuance of the 6.000% Notes, the Company and the Guarantors entered into a registration rights agreement with the initial purchasers of the 6.000% Notes obligating the Company and the Guarantors to file a registration statement on Form S-4 (the "Registration Statement") with the SEC to register the exchange of the 6.000% Notes and related guarantees for registered notes and guarantees having substantially the same terms (the "Exchange Offer"). Accordingly, on or about the date hereof, we are filing the Registration Statement relating to the Exchange Offer.

In connection with the filing of the Registration Statement, the Company is currently subject to, and the new 6.000% Notes will become subject to, the requirements of Rule 3-10 of Regulation S-X, including the requirements regarding the filing of financial information of guarantors and issuers of guaranteed securities registered or being registered. As a result, the Company is filing this Current Report on Form 8-K (this "Current Report") for the purpose of updating (the "Updated Financial Statements") the Company’s audited consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data" in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 26, 2018 (the "2017 Form 10-K") and superseded by our Current Report on Form 8-K, filed with the SEC on June 18, 2018 (together with the 2017 Form 10-K, the "SEC Filings") to, among other things, revise Note 15, Condensed Consolidating Financial Information. The Condensed Consolidating Financial Information presented in Note 15 has been recast to reflect one of the Company’s wholly owned subsidiaries as a non-guarantor of the 6.000% Notes and a guarantor of the Company’s other senior notes.

The additional information included in the Updated Financial Statements summarizes financial information for the Company, the Guarantor Subsidiaries on a combined basis, and the non-guarantor subsidiaries on a combined basis, as required by Rule 3-10(d) of Regulation S-X. The Updated Financial Statements contained in this Current Report amend the SEC Filings and supersede the financial information included therein and are being provided herein solely to meet the requirements under Rule 3-10(d) of Regulation S-X. The Updated Financial Statements are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.

99.1
Updated "Item 8. Financial Statements and Supplementary Data" disclosure of audited consolidated financial statements of Boyd Gaming Corporation as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, including the notes thereto and the report of the independent registered public accounting firm thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 28, 2018	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer